Weyerhaeuser Company	Exhibit 99.2

Q4.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2020	June 30, 2020	Sept 30, 2020	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Net sales	$1,728	$1,631	$2,110	$2,063	$1,548	$7,532	$6,554
Costs of sales	1,382	1,283	1,390	1,392	1,301	5,447	5,412
Gross margin	346	348	720	671	247	2,085	1,142
Selling expenses	22	18	22	21	22	83	84
General and administrative expenses	74	84	96	93	94	347	348
Gain on sale of timberlands	—	—	—	(182)	(48)	(182)	(48)
Charges for integration and restructuring, closures and asset impairments	1	—	—	—	80	1	80
Product remediation recoveries	—	(8)	—	—	—	(8)	(68)
Other operating costs, net	9	11	92	22	10	134	95
Operating income	240	243	510	717	89	1,710	651
Non-operating pension and other post-employment benefit costs	(9)	(10)	(9)	(262)	(21)	(290)	(516)
Interest income and other	1	2	2	—	8	5	30
Interest expense, net of capitalized interest	(85)	(103)	(111)	(144)	(89)	(443)	(378)
Earnings (loss) before income taxes	147	132	392	311	(13)	982	(213)
Income taxes	3	(60)	(109)	(19)	(1)	(185)	137
Net earnings (loss)	$150	$72	$283	$292	$(14)	$797	$(76)

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2020	June 30, 2020	Sept 30, 2020	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Earnings (loss) per share, basic and diluted	$0.20	$0.10	$0.38	$0.39	$(0.02)	$1.07	$(0.10)
Dividends paid per common share	$0.34	$—	$—	$0.17	$0.34	$0.51	$1.36
Weighted average shares outstanding (in thousands):
Basic	746,534	746,896	746,996	747,294	745,886	746,931	745,897
Diluted	747,155	746,984	748,450	749,004	745,886	747,899	745,897
Common shares outstanding at end of period (in thousands)	746,206	746,251	746,398	747,385	745,300	747,385	745,300

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2020	June 30, 2020	Sept 30, 2020	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Net earnings (loss)	$150	$72	$283	$292	$(14)	$797	$(76)
Non-operating pension and other post-employment benefit costs	9	10	9	262	21	290	516
Interest income and other	(1)	(2)	(2)	—	(8)	(5)	(30)
Interest expense, net of capitalized interest	85	103	111	144	89	443	378
Income taxes	(3)	60	109	19	1	185	(137)
Operating income	240	243	510	717	89	1,710	651
Depreciation, depletion and amortization	123	117	115	117	128	472	510
Basis of real estate sold	62	34	40	5	11	141	116
Special items included in operating income	(12)	(8)	80	(182)	32	(122)	(1)
Adjusted EBITDA(1)	$413	$386	$745	$657	$260	$2,201	$1,276

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q4.2020 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2020	June 30, 2020	Sept 30, 2020	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Net earnings (loss)	$150	$72	$283	$292	$(14)	$797	$(76)
Early extinguishment of debt charges(1)	—	11	23	58	—	92	9
Gain on sale of timberlands	—	—	—	(182)	(48)	(182)	(48)
Legal charges (benefits)	(12)	—	—	—	—	(12)	26
Pension settlement charges	—	—	—	193	5	193	345
Product remediation recoveries	—	(6)	—	—	—	(6)	(51)
Restructuring, impairments and other charges	—	—	—	—	80	—	80
Timber casualty loss	—	—	80	—	—	80	—
Net earnings before special items(2)	$138	$77	$386	$361	$23	$962	$285

	Q1	Q2	Q3	Q4		Year-to-Date
	Mar 31, 2020	June 30, 2020	Sept 30, 2020	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Net earnings (loss) per diluted share	$0.20	$0.10	$0.38	$0.39	$(0.02)	$1.07	$(0.10)
Early extinguishment of debt charges(1)	—	0.02	0.03	0.07	—	0.12	0.01
Gain on sale of timberlands	—	—	—	(0.24)	(0.07)	(0.24)	(0.07)
Legal charges (benefits)	(0.02)	—	—	—	—	(0.02)	0.04
Pension settlement charges	—	—	—	0.26	0.01	0.26	0.47
Product remediation recoveries	—	(0.01)	—	—	—	(0.01)	(0.07)
Restructuring, impairments and other charges	—	—	—	—	0.11	—	0.11
Timber casualty loss	—	—	0.11	—	—	0.11	—
Net earnings per diluted share before special items(2)	$0.18	$0.11	$0.52	$0.48	$0.03	$1.29	$0.39

(1) We recorded pretax charges of $12 million ($9 million after-tax), $11 million ($11 million after-tax), $23 million ($23 million after-tax) and $58 million ($58 million after-tax) related to the early extinguishment of debt in first quarter 2019, second quarter 2020, third quarter 2020 and fourth quarter 2020, respectively. These charges were included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2020	June 30, 2020	Sept 30, 2020	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Pension and post-employment costs:
Pension and post-employment service costs	$10	$8	$9	$9	$8	$36	$32
Non-operating pension and other post-employment benefit costs	9	10	9	262	21	290	516
Total company pension and post-employment costs	$19	$18	$18	$271	$29	$326	$548

Weyerhaeuser Company

Q4.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$1,458	$643	$787	$495	$139
Receivables, net	390	420	500	450	309
Receivables for taxes	24	48	48	82	98
Inventories	480	409	411	443	416
Assets held for sale	—	—	199	—	140
Prepaid expenses and other current assets	141	131	101	139	147
Current restricted financial investments held by variable interest entities	—	—	—	—	362
Total current assets	2,493	1,651	2,046	1,609	1,611
Property and equipment, net	1,911	1,958	1,945	2,013	1,969
Construction in progress	153	110	119	73	130
Timber and timberlands at cost, less depletion	11,847	11,780	11,465	11,827	11,929
Minerals and mineral rights, less depletion	278	275	271	268	281
Deferred tax assets	147	65	44	120	72
Other assets	399	415	466	401	414
Total assets	$17,228	$16,254	$16,356	$16,311	$16,406

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$577	$—	$—	$150	$—
Borrowings on line of credit	550	—	—	—	230
Accounts payable	241	199	215	204	246
Accrued liabilities	448	525	617	596	530
Total current liabilities	1,816	724	832	950	1,006
Long-term debt, net	6,299	6,299	5,974	5,325	6,147
Deferred tax liabilities	10	18	27	24	6
Deferred pension and other post-employment benefits	669	652	638	911	693
Other liabilities	352	359	358	370	377
Total liabilities	9,146	8,052	7,829	7,580	8,229
Total equity	8,082	8,202	8,527	8,731	8,177
Total liabilities and equity	$17,228	$16,254	$16,356	$16,311	$16,406

Weyerhaeuser Company

Q4.2020 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	Mar 31, 2020	June 30, 2020	Sept 30, 2020	Dec 31, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019
Cash flows from operations:
Net earnings (loss)	$150	$72	$283	$292	$(14)	$797	$(76)
Noncash charges (credits) to earnings (loss):
Depreciation, depletion and amortization	123	117	115	117	128	472	510
Basis of real estate sold	62	34	40	5	11	141	116
Deferred income taxes, net	(82)	80	22	(76)	(5)	(56)	(169)
Pension and other post-employment benefits	19	18	18	271	29	326	548
Share-based compensation expense	7	8	7	8	7	30	30
Timber casualty loss	—	—	80	—	—	80	—
Charges for impairment of assets	—	—	—	—	80	—	80
Net gains on sale of timberlands	—	—	—	(182)	(48)	(182)	(48)
Change in:
Receivables, net	(82)	(30)	(80)	51	60	(141)	13
Receivables and payables for taxes	79	(18)	42	(38)	51	65	33
Inventories	(72)	74	—	(27)	(21)	(25)	(23)
Prepaid expenses and other current assets	(2)	7	—	(9)	1	(4)	6
Accounts payable and accrued liabilities	(91)	30	64	(20)	50	(17)	37
Pension and post-employment benefit contributions and payments	(10)	(6)	(5)	(9)	(9)	(30)	(45)
Other	(15)	5	22	61	(28)	73	(46)
Net cash from operations	$86	$391	$608	$444	$292	$1,529	$966
Cash flows from investing activities:
Capital expenditures for property and equipment	$(47)	$(55)	$(56)	$(67)	$(128)	$(225)	$(327)
Capital expenditures for timberlands reforestation	(21)	(11)	(9)	(15)	(15)	(56)	(57)
Acquisition of timberlands	—	—	—	(425)	—	(425)	—
Proceeds from note receivable held by variable interest entities	362	—	—	—	—	362	253
Proceeds from sale of timberlands	145	—	—	381	297	526	297
Other	2	1	—	—	1	3	21
Net cash from investing activities	$441	$(65)	$(65)	$(126)	$155	$185	$187
Cash flows from financing activities:
Cash dividends on common shares	$(254)	$—	$—	$(127)	$(253)	$(381)	$(1,013)
Net proceeds from issuance of long-term debt	732	—	—	—	—	732	739
Payments on long-term debt	—	(588)	(348)	(556)	—	(1,492)	(512)
Proceeds from borrowings on line of credit	550	—	—	—	220	550	1,095
Payments on line of credit	(230)	(550)	—	—	(430)	(780)	(1,290)
Payments on debt held by variable interest entities	—	—	—	—	—	—	(302)
Proceeds from exercise of stock options	6	—	3	24	5	33	13
Repurchases of common shares	—	—	—	—	—	—	(60)
Other	(12)	(3)	(1)	(4)	(3)	(20)	(18)
Net cash from financing activities	$792	$(1,141)	$(346)	$(663)	$(461)	$(1,358)	$(1,348)

Net change in cash and cash equivalents	$1,319	$(815)	$197	$(345)	$(14)	$356	$(195)
Cash and cash equivalents at beginning of period	139	1,458	643	840	153	139	334
Cash and cash equivalents at end of period	$1,458	$643	$840	$495	$139	$495	$139

Cash paid (received) during the period for:
Interest, net of amounts capitalized	$108	$70	$100	$87	$60	$365	$370
Income taxes, net of refunds	$—	$1	$45	$130	$(48)	$176	$(2)

Weyerhaeuser Company	Timberlands Segment

Q4.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Sales to unaffiliated customers	$381	$359	$345	$381	$388	$1,466	$1,618
Intersegment sales	122	121	107	121	122	471	503
Total net sales	503	480	452	502	510	1,937	2,121
Costs of sales	375	383	358	375	402	1,491	1,649
Gross margin	128	97	94	127	108	446	472
Selling expenses	—	1	—	1	—	2	1
General and administrative expenses	24	22	24	23	23	93	94
Gain on sale of timberlands	—	—	—	(182)	(48)	(182)	(48)
Charges for integration and restructuring, closures and asset impairments	—	—	—	—	80	—	80
Other operating costs (income), net	(1)	(1)	81	(1)	—	78	(2)
Operating income (loss) and Net contribution (charge) to earnings	$105	$75	$(11)	$286	$53	$455	$347

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Operating income (loss)	$105	$75	$(11)	$286	$53	$455	$347
Depreciation, depletion and amortization	68	65	61	63	73	257	301
Special items	—	—	80	(182)	32	(102)	32
Adjusted EBITDA(1)	$173	$140	$130	$167	$158	$610	$680

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution (Charge) to Earnings (Pretax)

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Gain on sale of timberlands	$—	$—	$—	$182	$48	$182	$48
Restructuring, impairments and other charges	$—	$—	$—	$—	$(80)	$—	$(80)
Timber casualty loss	$—	$—	$(80)	$—	$—	$(80)	$—

Selected Segment Items

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Total decrease (increase) in working capital(2)	$(3)	$(2)	$43	$(47)	$(12)	$(9)	$12
Cash spent for capital expenditures(3)	$(30)	$(21)	$(24)	$(29)	$(33)	$(104)	$(112)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Third Party	Delivered logs:
Net Sales	West	$177	$179	$163	$201	$169	$720	$740
(millions)	South	150	145	141	137	157	573	640
	North	17	7	13	15	22	52	92
	Total delivered logs	344	331	317	353	348	1,345	1,472
	Stumpage and pay-as-cut timber	5	5	5	4	13	19	42
	Recreational and other lease revenue	15	16	16	16	16	63	61
	Other revenue	17	7	7	8	11	39	43
	Total	$381	$359	$345	$381	$388	$1,466	$1,618
Delivered Logs	West	$104.91	$104.90	$109.01	$124.37	$102.12	$110.69	$103.18
Third Party Sales	South	$34.27	$33.68	$33.68	$33.69	$34.71	$33.83	$35.13
Realizations (per ton)	North	$60.51	$59.82	$57.19	$58.96	$56.95	$59.10	$58.80
Delivered Logs	West	1,684	1,714	1,489	1,619	1,660	6,506	7,173
Third Party Sales	South	4,365	4,307	4,185	4,097	4,538	16,954	18,232
Volumes (tons, thousands)	North	284	113	234	241	372	872	1,558
Fee Harvest Volumes	West	2,310	2,236	1,911	2,085	2,214	8,542	9,237
(tons, thousands)	South	6,130	5,914	5,596	5,509	6,617	23,149	26,278
	North	386	194	321	325	477	1,226	2,042

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q4.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Net sales	$112	$65	$69	$30	$46	$276	$314
Costs of sales	70	40	46	9	18	165	145
Gross margin	42	25	23	21	28	111	169
General and administrative expenses	6	6	6	7	7	25	27
Other operating income, net	—	—	—	—	(1)	—	(2)
Operating income and Net contribution to earnings	$36	$19	$17	$14	$22	$86	$144

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Operating income	$36	$19	$17	$14	$22	$86	$144
Depreciation, depletion and amortization	3	4	3	4	4	14	14
Basis of real estate sold	62	34	40	5	11	141	116
Adjusted EBITDA(1)	$101	$57	$60	$23	$37	$241	$274

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Net Sales	Real Estate	$95	$48	$49	$10	$25	$202	$225
(millions)	Energy and Natural Resources	17	17	20	20	21	74	89
	Total	$112	$65	$69	$30	$46	$276	$314
Acres Sold	Real Estate	44,974	31,337	34,917	670	9,393	111,898	113,315
Price per Acre	Real Estate	$1,992	$1,501	$1,381	$6,316	$2,308	$1,690	$1,848
Basis as a Percent of Real Estate Net Sales	Real Estate	65%	71%	82%	50%	44%	70%	52%

Weyerhaeuser Company	Wood Products Segment

Q4.2020 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Net sales	$1,235	$1,207	$1,696	$1,652	$1,115	$5,790	$4,623
Costs of sales	1,040	997	1,075	1,109	994	4,221	4,098
Gross margin	195	210	621	543	121	1,569	525
Selling expenses	21	18	18	20	21	77	80
General and administrative expenses	36	33	33	34	35	136	139
Product remediation recoveries	—	(8)	—	—	—	(8)	(68)
Charges for integration and restructuring, closures and asset impairments	1	—	—	—	—	1	—
Other operating costs, net	3	8	4	8	5	23	21
Operating income and Net contribution to earnings	$134	$159	$566	$481	$60	$1,340	$353

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Operating income	$134	$159	$566	$481	$60	$1,340	$353
Depreciation, depletion and amortization	50	47	49	49	50	195	191
Special items	—	(8)	—	—	—	(8)	(68)
Adjusted EBITDA(1)	$184	$198	$615	$530	$110	$1,527	$476

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Product remediation recoveries	$—	$8	$—	$—	$—	$8	$68

Selected Segment Items

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Total decrease (increase) in working capital(2)	$(186)	$56	$(68)	$16	$49	$(182)	$1
Cash spent for capital expenditures	$(38)	$(45)	$(41)	$(52)	$(109)	$(176)	$(257)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Structural Lumber	Third party net sales	$508	$538	$819	$737	$466	$2,602	$1,892
(volumes presented	Third party sales realizations	$416	$438	$674	$609	$389	$534	$389
in board feet)	Third party sales volumes(3)	1,222	1,225	1,216	1,210	1,197	4,873	4,857
	Production volumes	1,209	1,108	1,170	1,179	1,178	4,666	4,705
Oriented Strand	Third party net sales	$190	$179	$290	$354	$157	$1,013	$632
Board	Third party sales realizations	$246	$240	$395	$503	$216	$343	$217
(volumes presented	Third party sales volumes(3)	770	747	736	703	726	2,956	2,916
in square feet 3/8")	Production volumes	777	742	759	735	757	3,013	2,969
Engineered Solid	Third party net sales	$127	$111	$135	$132	$122	$505	$510
Section	Third party sales realizations	$2,149	$2,151	$2,128	$2,221	$2,166	$2,162	$2,196
(volumes presented	Third party sales volumes(3)	5.9	5.2	6.3	6.0	5.6	23.4	23.2
in cubic feet)	Production volumes	6.1	5.3	5.4	6.2	5.4	23.0	22.6
Engineered	Third party net sales	$78	$70	$83	$85	$77	$316	$323
I-joists	Third party sales realizations	$1,667	$1,645	$1,638	$1,695	$1,678	$1,662	$1,677
(volumes presented	Third party sales volumes(3)	47	42	51	50	45	190	192
in lineal feet)	Production volumes	47	38	43	47	43	175	182
Softwood Plywood	Third party net sales	$39	$34	$55	$43	$31	$171	$161
(volumes presented	Third party sales realizations	$348	$356	$507	$433	$337	$411	$363
in square feet 3/8")	Third party sales volumes(3)	113	95	107	99	94	414	445
	Production volumes	97	76	94	80	84	347	386
Medium Density	Third party net sales	$44	$33	$47	$47	$39	$171	$166
Fiberboard	Third party sales realizations	$841	$825	$864	$867	$826	$851	$834
(volumes presented	Third party sales volumes(3)	52	40	55	54	48	201	200
in square feet 3/4")	Production volumes	56	35	57	52	49	200	202

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q4.2020 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Unallocated corporate function and variable compensation expense	$(19)	$(23)	$(36)	$(31)	$(30)	$(109)	$(80)
Liability classified share-based compensation	10	(4)	(5)	(3)	(2)	(2)	(7)
Foreign exchange gain (loss)	(8)	3	2	(4)	—	(7)	(2)
Elimination of intersegment profit in inventory and LIFO	(13)	18	(9)	(13)	(1)	(17)	(5)
Other, net	(5)	(4)	(14)	(13)	(13)	(36)	(99)
Operating loss	(35)	(10)	(62)	(64)	(46)	(171)	(193)
Non-operating pension and other post-employment benefit costs	(9)	(10)	(9)	(262)	(21)	(290)	(516)
Interest income and other	1	2	2	—	8	5	30
Net charge to earnings	$(43)	$(18)	$(69)	$(326)	$(59)	$(456)	$(679)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Operating loss	$(35)	$(10)	$(62)	$(64)	$(46)	$(171)	$(193)
Depreciation, depletion and amortization	2	1	2	1	1	6	4
Special items	(12)	—	—	—	—	(12)	35
Adjusted EBITDA(1)	$(45)	$(9)	$(60)	$(63)	$(45)	$(177)	$(154)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Legal benefits (charges)	$12	$—	$—	$—	$—	$12	$(35)
Special items included in operating loss	12	—	—	—	—	12	(35)
Pension settlement charges	—	—	—	(253)	(6)	(253)	(455)
Special items included in net charge to earnings	$12	$—	$—	$(253)	$(6)	$(241)	$(490)

Unallocated Selected Items

in millions	Q1.2020	Q2.2020	Q3.2020	Q4.2020	Q4.2019	YTD.2020	YTD.2019
Cash spent for capital expenditures	$—	$—	$—	$(1)	$(1)	$(1)	$(15)